POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Holly Giangiulio, David A. Bogaert, and Ann T. MacDonald his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust’s Registration Statement (including but not limited to registration statements on Form N-1A and Form N-14, and any pre-effective amendments to registration statements) and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on his behalf.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of September, 2017.

/s/ David J. Urban
David J. Urban, Trustee
STATE OF	)
TENNESSEE	)
	)	ss:
CITY OF MURFREESBORO

Before me, a Notary Public, in and for said city and state, personally appeared David J. Urban, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26 day of September, 2017.

/s/ Angela A. Price
Notary Public
State of Tennessee
My Commission Expires:12-16-18

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Holly Giangiulio, David A. Bogaert, and Ann T. MacDonald her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust’s Registration Statement (including but not limited to registration statements on Form N-1A and Form N-14, and any pre-effective amendments to registration statements) and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on her behalf.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of September, 2017.

/s/ Mary Lou H. Ivey
Mary Lou H. Ivey, Trustee
COMMONWEALTH OF	)
VIRGINIA	)
	)	ss:
CITY OF RICHMOND	)

Before me, a Notary Public, in and for said city and state, personally appeared Mary Lou H. Ivey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of September, 2017.

/s/ Dollie H. Walden
Notary Public
Commonwealth of Virginia
My Commission Expires: 2/29/2020
Reg #223160

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Holly Giangiulio, David A. Bogaert, and Ann T. MacDonald his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust’s Registration Statement (including but not limited to registration statements on Form N-1A and Form N-14, and any pre-effective amendments to registration statements) and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on his behalf.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2017.

/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr., Trustee
COMMONWEALTH OF	)
VIRGINIA	)
	)	ss:
CITY OF RICHMOND	)

Before me, a Notary Public, in and for said city and state, personally appeared Theo H. Pitt, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of September, 2017.

/s/ Dollie H. Walden
Notary Public
Commonwealth of Virginia
My Commission Expires: 2/29/2020
Reg #223160